FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
The Company is exposed to a variety of financial risks as a result of its operations, including market risk (which includes price risk, currency risk and interest rate risk), credit risk, liquidity risk and capital risk. The Company's overall risk management strategy seeks to reduce potential adverse effects on its financial performance. Risk management is carried out under policies approved by the Board of Directors.
The Company may, from time to time, use foreign exchange contracts, commodity price contracts, equity hedges and interest rate swaps to manage its exposure to fluctuations in foreign currency, metal and energy prices, marketable securities values and interest rates, which are subject to the oversight of its Board of Directors. The Company does not have a practice of trading derivatives.
The risks associated with the Company's financial instruments, and the policies on how the Company mitigates those risks are set out below. This is not intended to be a comprehensive discussion of all risks. There were no significant changes to the Company's exposures to these risks or the management of its exposures during the year ended December 31, 2020, except as noted below.
(a)Market Risk
This is the risk that the fair values of financial instruments will fluctuate due to changes in market prices. The significant market risks to which the Company is exposed are price risk, currency risk and interest rate risk.
(i)Price Risk
This is the risk that the fair values or future cash flows of the Company's financial instruments will fluctuate because of changes in market prices. Income from mine operations depends on metal prices for gold, silver, lead and zinc and also prices of input commodities such as diesel which are affected by numerous factors that are outside of the Company's control.
The Company has not hedged the price of any metal as part of its overall corporate strategy.
27.FINANCIAL RISK MANAGEMENT (continued)
(a)Market Risk (continued)
(i)Price Risk (continued)
The Company's concentrate metal sales agreements are subject to pricing terms that settle within one to four months after delivery of concentrate. This adjustment period represents the Company's exposure to commodity price risk on its trade receivables. A 10% increase or decrease in the silver price as at December 31, 2020, with all other variables held constant, would have resulted in a $3.0 million increase or decrease to the Company's after-tax net income, respectively.

As the Company does not have trade receivables relating to gold sales, changes in gold prices do not impact the value of its financial instruments.

The costs relating to the Company's production activities vary depending on market prices on consumables, including diesel fuel and electricity. The Company hedges a portion of its future cash flows relating to diesel consumption through swap and option contracts within limits set under a risk management policy approved by the Board of Directors to manage its exposure to fluctuations in diesel prices. In addition, due to the ice road supply at Seabee, the Company purchases annual consumable supplies in advance at prices which are generally fixed at the time of purchase, and not during period of use.
During the year ended December 31, 2020, in accordance with its risk management policy, the Company used swaps and options to hedge a portion of its diesel costs at Marigold and Seabee and recognized an unrealized loss of $1.2 million in OCI and a realized loss of $4.1 million in the consolidated statements of income (2019 - unrealized gain of $1.2 million in OCI).
Marigold
The following table summarizes the financial information relating to the future anticipated diesel consumption at Marigold that the Company has hedged as at December 31, 2020:

	2021	2022
Gallons hedged (in thousands)	10,440	1,380
Portion of forecast diesel consumption hedged (%)	89.2	12.7
Floor price ($/gallon) (1)	1.54	1.48
Cap price ($/gallon) (1)	1.91	1.80
(1)     Based on the U.S. Gulf Coast Ultra-Low Sulfur Diesel Index.

As at December 31, 2020, the spot price of diesel was $1.43 per gallon.
Seabee
The following table summarizes the financial information relating to the future anticipated diesel consumption at Seabee that the Company has hedged as at December 31, 2020:

2021
Litres hedged (in thousands)	3,560
Portion of forecast diesel consumption hedged (%)	94.9
Floor price ($/litre) (1)	0.43
Cap price ($/litre)(1)	0.48
(1)     Based on the NYMEX Heating Oil Ultra-Low Sulphur Diesel Index.

As at December 31, 2020, the spot price of diesel was $0.39 per litre.
27.FINANCIAL RISK MANAGEMENT (continued)
(a)Market Risk (continued)
(i)Price Risk (continued)
As at December 31, 2020, the fair value of the Company's derivative instruments relating to diesel hedges at Marigold and Seabee was $2.0 million, $1.9 million and $0.1 million of which are included in accounts payable and accrued liabilities and other non-current liabilities, respectively, in the consolidated statements of financial position (2019 - $0.3 million included in accounts payable and accrued liabilities).
As at December 31, 2020, the Company has not hedged future anticipated diesel consumption at Puna or Çöpler. If and when it is determined to be favorable, the Company may execute additional diesel fuel hedges under its risk management policy.

Marketable Securities

The Company holds certain investments in marketable securities which are measured at fair value, being the closing share price of each equity investment at the balance sheet date. The Company is exposed to changes in share prices which would result in gains and losses being recognized in OCI. A 10% change in prices as at December 31, 2020 would have resulted in a $2.3 million increase or decrease in the Company's total comprehensive income for the year ended December 31, 2020.

The Company did not hedge any securities in 2020 or 2019.

(ii)Currency Risk

Currency risk is the risk that the fair values or future cash flows of the Company's financial instruments will fluctuate because of changes in foreign exchange rates. Exchange rate fluctuations affect the costs the Company incurs at its operations. Gold, silver, lead and zinc are sold in USD and the Company's costs are principally in USD, Turkish lira ("TRY"), CAD and Argentine pesos ("ARS"). The appreciation or depreciation of foreign currencies against the USD can increase or decrease the cost of metal production and capital expenditures in USD terms. The Company is also exposed to currency risk arising from cash, cash equivalents and restricted cash held in foreign currencies, marketable securities, accounts receivable and other financial assets, trade and other payables, lease liabilities, other financial liabilities, and income and other taxes receivable (payable) denominated in foreign currencies, Further, the Company is exposed to currency risk through non-monetary assets and liabilities and tax bases of assets, liabilities and losses of entities whose taxable profit or tax loss are denominated in foreign currencies. Changes in exchange rates give rise to temporary differences resulting in a deferred tax liability or asset with the resulting deferred tax charged or credited to income tax expense, respectively.
Effective September 2, 2019, Argentina introduced new Central Bank regulations which require export proceeds to be converted into ARS within five business days of such proceeds entering the country. These provisions were intended to be temporary until December 31, 2019; however, the provisions remained in effect as at December 31, 2020. While these provisions remain in effect, the Company is unable to hold funds in Argentina in USD, which may increase its exposure to the ARS, depending on the overall cash position within the country, which is currently minimal.
27.FINANCIAL RISK MANAGEMENT (continued)
(a)Market Risk (continued)
(ii)Currency Risk (continued)
At December 31, 2020, the Company was primarily exposed to currency risk through the following financial assets and liabilities denominated in foreign currencies:

	December 31, 2020
	TRY	CAD	ARS
Financial assets
Cash and cash equivalents	$1,435	$4,556	$3,325
Marketable securities	—	25,235	—
Accounts receivable and other financial assets (1)	11,395	363	2,670
Financial liabilities
Trade and other payables	(33,904)	(39,445)	(8,576)
Lease liabilities (1)	(6,389)	(3,284)	—
Other financial liabilities	(3,195)	(13,933)	(3)
	$(30,658)	$(26,508)	$(2,584)

	December 31, 2019
	TRY	CAD	ARS
Financial assets
Cash and cash equivalents	$—	$4,786	$146
Marketable securities	—	65,586	—
Accounts receivable and other financial assets (1)	—	—	1,250
Financial liabilities
Trade and other payables	—	(26,695)	(13,411)
Lease liabilities(1)	—	(3,679)	—
Other financial liabilities	—	—	—
	$—	$39,998	$(12,015)
(1)Includes current and non-current portion.

The Company assessed the impact of a 10% change in the USD exchange rate relative to the TRY and CAD and a 25% change in the USD exchange rate relative to the ARS as at December 31, 2020 on the Company's net income based on the above net financial assets and liabilities. As at December 31, 2020, depreciation of the TRY, CAD, and ARS against the USD would have resulted in an increase to the Company's total comprehensive income as follows:

Year ended December 31	2020
TRY	$2,453
CAD	1,935
ARS	485
27.FINANCIAL RISK MANAGEMENT (continued)
(a)Market Risk (continued)
(ii)Currency Risk (continued)
During the year ended December 31, 2020, in accordance with its risk management policy, the Company entered into CAD/USD foreign currency hedges to manage the foreign currency exposure at Seabee and recognized an unrealized gain of $0.5 million in OCI and a realized loss of $0.4 million in the consolidated statements of income (2019 - unrealized gain of $1.0 million in OCI).
As at December 31, 2020, the Company had the following hedge positions outstanding:

	2021	2022
Notional amount (in thousands of CAD)	24,957	9,000
Portion of forecast exposure hedged (%)	33.9	11.9
Floor level (CAD per 1 USD)	1.32	1.35
Cap level (CAD per 1 USD)	1.38	1.42

As at December 31, 2020, the fair value of derivative instruments related to the Company's foreign currency hedges was $1.2 million, $0.8 million and $0.5 million of which are included in other current and non-current assets, respectively, in the consolidated statements of financial position (2019 - $0.4 million included in other current assets).

The Company has not hedged its foreign currency exposure to the TRY or ARS.

(iii)Interest Rate Risk
Interest rate risk is the risk that the fair values or future cash flows of the Company's financial instruments will fluctuate because of changes in market interest rates. The Company manages interest rate risk by maintaining an investment policy for short-term investments and cash held in banks, which focuses on preservation of capital and liquidity. As at December 31, 2020, the Company is exposed to interest rate cash flow risk arising from its cash and restricted cash in bank accounts that earn variable interest rates, and interest expense on variable rate borrowings. The Company's variable rate borrowings are comprised of the Term Loan, which is subject to a variable interest rate of LIBOR plus 3.50% to 3.70%, and the Credit Facility, which is subject to a variable interest rate of LIBOR plus 2.25% to 3.75%.
Future net cash flows from interest income on cash, restricted cash, and interest expense on variable rate borrowings will be affected by interest rate fluctuations. To mitigate exposures to interest rate risk, the Company may purchase short-term investments at market interest rates that result in fixed yields to maturity.
The Company holds interest rate swaps to limit exposure to the impact of the variable LIBOR interest rate volatility. As at December 31, 2020, approximately 37% of the outstanding Term Loan balance is covered through interest rate swap contracts through the duration of the interest rate hedge program, ending in December 2021 (note 14(b)). As at December 31, 2020, the fair value of the interest rate swaps was $1.9 million included in accounts payable and accrued liabilities in the consolidated statements of financial position (2019 - nil).
As at December 31, 2020, a 1.0% increase or decrease in the LIBOR interest rate, assuming all other variables remained constant and assuming no effect from the interest rate swap contract, would decrease or increase the Company's after-tax net income for the year ended December 31, 2020 by $0.4 million.
27.FINANCIAL RISK MANAGEMENT (continued)
(a)Market Risk (continued)
(iii)Interest Rate Risk (continued)
As at December 31, 2020, the weighted average interest rate earned on the Company's cash and cash equivalents was 0.16% (2019 - 1.8%). With other variables unchanged, a 1.0% change in the annualized interest rate would impact the Company's after-tax net income for the year ended December 31, 2020 by $4.0 million (2019 - $3.3 million).
As at December 31, 2020, the Company is exposed to interest rate fair value risk on the 2019 Notes which is subject to a fixed interest rate. A change in interest rates would impact the fair value of the 2019 Notes (note 26(b)). However, as the 2019 Notes are measured at amortized cost, there would be no impact on the Company's financial results.
(b)Credit Risk
Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations under the terms of the financial contract. The Company's credit risk is limited to the following instruments:
(i)Credit risk related to financial institutions and cash deposits
Credit risk related to financial institutions and cash deposits is managed by diversifying cash and cash equivalents and restricted cash holdings among various financial institutions and by investing those holdings in diverse investment types including short term investment grade securities and money market fund holdings, including bankers’ acceptances, guaranteed investment contracts, corporate commercial paper, and United States treasury bills and notes in accordance with the Company’s investment policy. Investment objectives are primarily directed towards preservation of capital and liquidity. The investment policy provides limitations on concentrations of credit risk, credit quality, and the duration of investments, as well as minimum rating requirements for banks and financial institutions that hold the Company’s cash and cash equivalents and restricted cash.
(ii)Credit risk related to trade receivables
The Company is exposed to credit risk through its trade receivables on concentrate sales, which are principally with internationally-recognized counterparties. Payments of receivables are scheduled, routine and received within a contractually agreed time frame. The Company manages this risk through provisional payments of approximately 75% of the value of the concentrate shipped and through transacting with multiple counterparties.
(iii)Credit risk related to other financial assets and VAT receivables

The Company's credit risk with respect to other financial assets includes deferred consideration in connection with the sales of certain mineral properties. The Company has security related to these payments in the event of default.

The Company is exposed to credit risk through its value-added tax ("VAT") receivables and other receivables that are collectible from the governments of Turkey and Argentina. With respect to VAT in Turkey, the balance is expected to be recoverable in full. With respect to VAT in Argentina, the balance is expected to be recoverable in full; however, due to legislative rules and the complex collection process, a portion of the asset is classified as non-current until government approval of the recovery claim is approved. Management monitors its exposure to credit risk on a continual basis.
27.FINANCIAL RISK MANAGEMENT (continued)
(b)Credit Risk (continued)
(iii)Credit risk related to other financial assets and VAT receivables (continued)
The Company's maximum exposure to credit risk as at December 31, 2020 and December 31, 2019 was as follows:

	December 31, 2020	December 31, 2019
Cash and cash equivalents	$860,637	$503,647
Trade receivables	38,456	54,164
Value added tax receivable	30,279	21,416
Restricted cash	35,288	2,339
Other current and non-current financial assets	16,219	15,625
	$980,879	$597,191

At December 31, 2020, no amounts were held as collateral except those discussed above related to other financial assets.
(c)Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities as they fall due. The Company manages its liquidity risk through a rigorous planning, budgeting and forecasting process, which is reviewed and updated on a regular basis, to help determine the funding requirements to support its current operations, expansion and development plans, and by managing its capital structure as described in note 27(d). The Company's objective is to ensure that there are sufficient committed financial resources to meet its business requirements for a minimum of twelve months.
To supplement corporate liquidity, the Company has the Credit Facility (note 14(c)) available for reclamation bonding, working capital and other general corporate purposes, of which it has utilized $0.7 million as at December 31, 2020 (2019 - $0.6 million).
In addition, the Company uses surety bonds to support certain environmental bonding obligations. As at December 31, 2020, the Company had surety bonds totaling $117.5 million outstanding (2019 - $84.4 million).
The Company enters into contracts in the normal course of business that give rise to commitments for future minimum payments. The following table summarizes the remaining contractual maturities of the Company's financial liabilities, operating and capital commitments, shown in contractual undiscounted cash flows:

	Payments due by period (as at December 31, 2020)
	Less than one year	1 - 3 years	4-5 years	After 5 years	Total
Accounts payable and accrued liabilities	$123,534	$—	$—	$—	$123,534
Convertible notes (principal portion) (note 14(a))	—	—	—	230,000	230,000
Term Loan and other debt (principal portion (note 14(b))	71,025	142,063	—	—	213,088
Interest payments on debt (notes 14(a) and 14(b))	12,840	17,585	11,500	2,875	44,800
Lease liabilities	12,452	21,376	19,522	133,049	186,399
Derivative liabilities	3,764	117	—	—	3,881
Reclamation and closure costs	1,840	13,248	2,064	122,290	139,442
Operating expenditure commitments	2,900	752	—	—	3,652
Capital expenditure commitments	20,077	—	—	—	20,077
Other	696	330	327	—	1,353
Total contractual obligations	$249,128	$195,471	$33,413	$488,214	$966,226
27.FINANCIAL RISK MANAGEMENT (continued)
(c)Liquidity Risk (continued)
The Company believes working capital at December 31, 2020, together with future cash flows from operations, are sufficient to support its commitments through 2021.
(d)Capital risk
The Company's objectives when managing capital are to:
▪safeguard its ability to continue as a going concern in order to develop and operate its current projects and pursue strategic growth initiatives; and
▪maintain a flexible capital structure and minimize the cost of capital.
In assessing its capital structure, the Company includes the components of shareholders’ equity and the 2019 Notes, Term Loan and other debt. In order to facilitate the management of capital requirements, the Company prepares annual budgets and periodic forecasts and continuously monitor and review actual and forecasted cash flows. The annual budgets are monitored and approved by the Board of Directors.
To maintain or adjust the capital structure, the Company may, from time to time, issue new shares, issue new debt, repay debt or dispose of non-core assets. The Company expects its current capital resources will be sufficient to carry out its exploration plans and support operations through the current operating period.
As of December 31, 2020, the Company was in compliance with its externally-imposed financial covenants in relation to the Term Loan (note 14(b)) and Credit Facility (note 14(c)). The Company does not have any financial covenants in relation to the 2019 Notes (note 14(a)).